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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 20, 2002




                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


0-28180                                                               84-1141188
Commission file number                                             (IRS Employer
                                                          Identification Number)

5755 Central Avenue, Boulder, Colorado                                80301-2848
(Address of principal executive office)                               (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

     Not Applicable (Former name, former address and former fiscal year, if changed from last report)



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ITEM 5. OTHER EVENTS.

         SpectraLink Corporation and certain of its officers and directors have been named as defendants in three lawsuits served between February 20, 2002 and the date hereof, filed in the United States District Court for the District of Colorado. In each of the lawsuits, plaintiffs, who purport to be purchasers or holders of SpectraLink common stock, seek to assert claims either on behalf of a class of persons who purchased securities in SpectraLink between July 19, 2001 and January 11, 2002, or in the case of one lawsuit, derivatively on behalf of SpectraLink. Each of the lawsuits assert claims alleging that SpectraLink and certain of its officers and directors violated the United States securities laws (and in the case brought as a derivative action, that the officers and directors allegedly violated duties owed to SpectraLink and its stockholders) as a result of alleged public misstatements and omissions, accompanied by insider stock sales made prior to the fall in the price of SpectraLink's stock after the announcement of SpectraLink's financial results for the fourth fiscal quarter ended December 31, 2001. On January 14, 2002, SpectraLink issued a press release announcing preliminary financial results for the fourth quarter of 2001 and revising downward its estimates for year 2002 results of operations. The cases are designated as Civil Action Nos. 02-D-0263, 02-D-0315 and 02-D-0345. It is possible that additional lawsuits may be filed alleging similar claims. SpectraLink believes that all of the lawsuits will eventually be consolidated into a single action or that some of the actions may be stayed while others proceed as a single action, as is customary in such cases.

         SpectraLink believes that the lawsuits are without merit and it will vigorously defend itself and its officers and directors.

         FORWARD LOOKING STATEMENT CAUTIONARY ADVICE: The foregoing contains certain "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on assumptions which are believed reasonable but investors are cautioned that all forward-looking statements involve risks and uncertainties. Results could differ materially from those projected. With respect to pending litigation, no assurance can be given that SpectraLink will be successful in defending the claims being asserted in these suits, and if SpectraLink is not successful, it could be required to make significant payments to its stockholders and their lawyers. These payments could have a material adverse effect on SpectraLink's business, financial condition and results of operations. Even if these suits are not ultimately successful, the litigation could result in substantial costs and divert management's attention and resources, which could adversely affect SpectraLink's business. Investors should also review the cautionary advice concerning forward looking statements contained in SpectraLink's most recent Forms 10-Q and 10-K filings with the United States Securities and Exchange Commission for a more complete description of the risks and uncertainties relating to other aspects of SpectraLink's business.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements of Businesses Acquired:

Not required.

(b) Pro Forma Financial Information:

Not required.

(c) Exhibits:

None.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION


Date:  March 4, 2002                       By:  /s/  Nancy K. Hamilton
                                           -------------------------------------
                                           Nancy K. Hamilton,
                                           Principal Financial and Accounting
                                           Officer and on behalf of the
                                           Registrant